UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2017

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	333-170054	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code)

c/o Boulderado Group, LLC
292 Newbury Street, Suite 333
Boston, Massachusetts 02115
(857) 256-0079

___________________________________
(Former name or address, if changed since last report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Boston Omaha Corporation (the "Company") is filing this Current Report on Form 8-K/A (Amendment No. 1) (the "8-K/A") in order to amend its previously filed Current Report on Form 8-K, as filed with the Securities and Exchange Commission on December 8, 2016 (the "Initial 8-K"), in order to file certain financial statements and to furnish certain pro forma financial information pursuant to Item 9.01 of this Form 8-K/A.

As described in our Initial 8-K, on December 7, 2016, General Indemnity Group, LLC, our wholly-owned subsidiary ("GIG"), acquired all of the outstanding capital stock of United Casualty and Surety Insurance Company ("UC&S"), a Massachusetts corporation, for a cash purchase price totaling $13,000,000.  As previously reported, in our Form 8-K as filed with the Commission on May 23, 2016, on May 19, 2016, GIG entered into a Stock Purchase Agreement with the shareholders of UC&S.  The approval by the Massachusetts Division of Insurance of an acquisition of control statement on Form A, a condition to the closing, was obtained on December 5, 2016.

Item 9.01 of Form 8-K provides that with respect to transactions described pursuant to Item 2.01 of Form 8-K, the financial statements of businesses acquired may be filed, and pro forma financial information regarding such transactions may be furnished, not later than 71 calendar days after the date that the initial report on Form 8-K must be filed. As such, the Company disclosed in the Initial 8-K that it would file the required financial statements and furnish the required pro forma financial information within that time frame.

The Company is now providing (i) audited financial statements for UC&S for the years ended December 31, 2015 and December 31, 2014, (ii) unaudited financial statements of UC&S for the nine-month periods ending September 30, 2016 and September 30, 2015, and (iii) the unaudited proforma combined balance sheet and unaudited pro forma combined statement of operations for Boston Omaha Corporation and UC&S for the year ended December 31, 2015 and the nine month period ended September 30, 2016.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired. The audited financial statements of UC&S. for the years ended December 31, 2015 and December 31, 2014, are filed herewith as Exhibit 99.1.  The unaudited financial statements of UC&S for the nine months ended September 30, 2016 and September 30, 2015 are filed herewith as Exhibit 99.2

(b)     Pro forma financial information. The unaudited pro forma combined balance sheet and unaudited pro forma combined statement of operations for Boston Omaha Corporation and UC&S for the year ended December 31, 2015 and the nine-month period ended September 30, 2016 are filed herewith as Exhibit 99.3.

(c)     Shell Company Transaction.
Not applicable.

(d)     Exhibits.
Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION

Date: January 26, 2017	/s/Alex B. Rozek
Name: Alex B. Rozek
Title: President and Treasurer (Principal Executive Officer)

/s/Joshua Weisenburger
Name: Joshua Weisenburger
Controller (Principal Accounting Officer)